Exhibit 99.1

FORM OF

TENDER AND SUPPORT AGREEMENT

This TENDER AND SUPPORT AGREEMENT (this “Agreement”), dated as of May 3, 2020, is entered into by and among Berlin-Chemie AG, a company formed under the laws of Germany (“Parent”), Mercury Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Parent (“Purchaser”), and the stockholder listed on the signature page hereto (the “Stockholder”). Capitalized terms used herein but not otherwise defined shall have the meanings ascribed to such terms in the Merger Agreement (as defined below).

WHEREAS, as of the date hereof, the Stockholder is the beneficial owner or record and beneficial owner (as defined in Rule 13d-3 under the Exchange Act) of the number of shares of common stock (the “Shares”), par value $0.0001 per share, of Stemline Therapeutics, Inc., a Delaware corporation (the “Company”), set forth opposite the name of the Stockholder on Schedule I hereto (all such Shares, together with any Shares acquired by the Stockholder after the date hereof (including any Shares acquired by means of purchase, stock split, dividend, distribution, upon the exercise of any option or warrant or otherwise), the “Subject Shares”; provided that Company Options and Company RSUs beneficially owned by the Stockholder (“Subject Option / RSUs”) and Restricted Shares beneficially owned by the Stockholder (“Subject Restricted Shares”) shall not be considered “Subject Shares”, and (x) Shares issued upon the exercise of any Subject Option / RSU and (y) Subject Restricted Shares that cease to be subject to any forfeiture or vesting conditions, in each case shall be “Subject Shares”);

WHEREAS, concurrently with the execution of this Agreement, Parent, Purchaser and the Company are entering into an Agreement and Plan of Merger, dated as of the date hereof (as it may be amended pursuant to the terms thereof, the “Merger Agreement”), which provides, among other things, (a) for Purchaser to commence an offer (as it may be extended and amended from time to time pursuant to the Merger Agreement, the “Offer”) to acquire all of the issued and outstanding Shares, and (b) following the consummation of the Offer, for Purchaser to be merged with and into the Company (the “Merger”), with the Company surviving the Merger as a wholly owned subsidiary of Parent, all upon the terms and subject to the conditions set forth in the Merger Agreement; and

WHEREAS, as a condition of and inducement to the willingness of Parent and Purchaser to enter into the Merger Agreement, the Stockholder has agreed to enter into this Agreement.

NOW, THEREFORE, in consideration of the foregoing and the respective representations, warranties, covenants and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, do hereto agree as follows:

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SECTION 1.     Representations and Warranties of the Stockholder.

The Stockholder hereby represents and warrants to Parent and Purchaser as follows:

(a)            As of the date hereof, the Stockholder (i) is the beneficial owner or the record and beneficial owner (as defined in Rule 13d-3 under the Exchange Act) of the Subject Shares set forth opposite the Stockholder’s name on Schedule I to this Agreement and (ii) except as set forth in Schedule I to this Agreement, does not own, beneficially or of record, any (A) Shares, (B) Company Options or any other options to purchase or rights to subscribe for or otherwise acquire, directly or indirectly, any capital stock or other securities of any Acquired Company or (C) Company RSUs, Restricted Shares or any other shares of restricted stock, performance-based stock units, deferred stock units, warrants or other rights or securities convertible into or exercisable or exchange for any securities of any Acquired Company and has no interest in or voting rights with respect to any capital stock or other securities of any Acquired Company.

(b)            The Stockholder has the requisite legal capacity, right and authority to execute, deliver and perform this Agreement and to consummate the transactions contemplated hereby.

(c)            This Agreement has been duly and validly executed and delivered by the Stockholder and, assuming this Agreement constitutes a legal, valid and binding obligation of Parent and Purchaser, constitutes a legal, valid and binding obligation of the Stockholder, enforceable against the Stockholder in accordance with its terms, subject to (i) laws of general application relating to bankruptcy, insolvency and the relief of debtors and (ii) rules of law governing specific performance, injunctive relief and other equitable remedies.

(d)            None of the execution, delivery and performance of this Agreement by the Stockholder, the consummation of the transactions contemplated hereby or the compliance by the Stockholder with any provision herein will (i) violate, conflict with, or result in a breach of any provision of, or require any approval, consent, ratification, permission, waiver or authorization of, or result in a default or loss of a benefit (or give rise to any right of termination, cancellation, modification or acceleration or any event that, with the giving of notice, the passage of time or otherwise, would constitute a default or give rise to any such right) under any Contract to which the Stockholder is a party or by which the Stockholder’s assets are bound, (ii) result (or, with the giving of notice, the passage of time or otherwise, would result) in the creation or imposition of any Encumbrance of any kind (other than Permitted Encumbrances (as defined below)) on any Subject Shares, or (iii) (A) violate any provision of any judgment, order, writ, injunction, decree, statute, rule, regulation, stipulation, settlement, award, decree or Legal Requirement applicable to the Stockholder or by which the Subject Shares are bound or (B) require any approval, consent, ratification, permission, waiver or authorization, or permit of, or filing with or notification to, any Governmental Body on the part of the Stockholder, other than, in the case of this clause (iii), (x) as may be required under the Exchange Act and (y) as would not reasonably be expected to, individually or in the aggregate, prevent or materially impair the timely performance by the Stockholder of any of his obligations under this Agreement.

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(e)            The Subject Shares beneficially owned by the Stockholder are now, and at all times during the term of this Agreement will be (except for Subject Shares transferred in accordance with this Agreement or accepted for payment pursuant to the Offer), held beneficially and either as of record by the Stockholder or by a nominee or custodian for the benefit of the Stockholder (and the Stockholder has good and marketable title to the Subject Shares), free and clear of all Encumbrances, except for (i) any such Encumbrances arising hereunder (in connection therewith any restrictions on transfer or any other Encumbrances have been waived by appropriate consent) and (ii) any applicable restrictions on transfer imposed by federal or state securities law (collectively, “Permitted Encumbrances”). No trust of which the Stockholder is a trustee requires the consent of any beneficiary to the execution and delivery of this Agreement or to the consummation of the transactions contemplated hereby.

(f)            The Stockholder has full voting power with respect to all the Subject Shares, and full power of disposition, full power to issue instructions with respect to the matters set forth herein, full power to demand appraisal rights (to the extent such rights are available) and full power to agree to all of the matters set forth in this Agreement, in each case with respect to all the Subject Shares. None of the Subject Shares are subject to any stockholders’ agreement, proxy, voting trust or other agreement or arrangement with respect to the voting of such Subject Shares, except as provided hereunder.

(g)            The Stockholder understands and acknowledges that Parent and Purchaser are entering into the Merger Agreement in reliance upon the Stockholder’s execution, delivery and performance of this Agreement.

(h)            With respect to the Stockholder, as of the date hereof, there is no Legal Proceeding pending against, or, to the knowledge of the Stockholder, threatened against the Stockholder or any of the Stockholder’s properties or assets (including the Subject Shares) that would, or would reasonably be expected to, prevent or materially delay or impair the consummation by the Stockholder of the transactions contemplated by this Agreement or otherwise materially impair the Stockholder’s ability to perform his obligations hereunder.

(i)            No broker, finder, financial advisor, investment banker or other Person is entitled to any brokerage, finder’s, other similar fee or commission in connection with the transactions contemplated hereby based upon the arrangements made by or on behalf of the Stockholder in his capacity as such.

SECTION 2.     Representations and Warranties of Parent and Purchaser. Each of Parent and Purchaser hereby represents and warrants to the Stockholder as follows:

(a)            Parent is a corporation or other Entity duly organized, validly existing and, to the extent applicable, in good standing under the laws of Germany.

(b)            Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware.

(c)            Each of Parent and Purchaser has all requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement. The execution and delivery of this Agreement by Parent and Purchaser have been duly and validly authorized by all necessary corporate action on the part of each of Parent and Purchaser, and no other corporate proceedings on the part of Parent and Purchaser are necessary to authorize this Agreement.

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(d)            This Agreement has been duly and validly executed and delivered by Parent and Purchaser and, assuming this Agreement constitutes a legal, valid and binding obligation of the Stockholder, constitutes a legal, valid and binding obligation of each of Parent and Purchaser, enforceable against each of them in accordance with its terms, subject to (i) laws of general application relating to bankruptcy, insolvency and the relief of debtors and (ii) rules of law governing specific performance, injunctive relief and other equitable remedies.

SECTION 3.     Tender of the Subject Shares; Agreement to Vote.

(a)            Subject to the terms of this Agreement, the Stockholder agrees to tender or cause to be tendered in the Offer all of the Subject Shares pursuant to and in accordance with the terms of the Offer, free and clear of all Encumbrances except for Permitted Encumbrances. Without limiting the generality of the foregoing, the Stockholder hereby agrees that promptly following, but in no event later than ten (10) business days after, the commencement (within the meaning of Rule 14d-2 under the Exchange Act) of the Offer with respect to any Subject Shares acquired prior to such tenth (10th) business day and within two (2) business days of acquisition of any other Subject Shares, the Stockholder shall (i) deliver pursuant to the terms of the Offer (A) a letter of transmittal covering all of the Subject Shares complying with the terms of the Offer, (B) a Certificate or Certificates (or affidavits of loss in lieu thereof) representing such Shares or an “agent’s message” (or such other evidence, if any, of transfer as the Depository Agent may reasonably request) in the case of any Book-Entry Shares, and (C) all other documents or instruments required to be delivered by stockholders of the Company pursuant to the terms of the Offer, and (ii) instruct the Stockholder’s broker or such other Person that is the holder of record of any Shares beneficially owned by the Stockholder to tender such Shares free and clear of all Encumbrances (other than Permitted Encumbrances) in accordance with this Section 3(a) and the terms of the Offer.

(b)            The Stockholder agrees that, once any of the Subject Shares are tendered, the Stockholder will not withdraw such Subject Shares from the Offer, unless and until this Agreement has been validly terminated in accordance with Section 7, in which case the Stockholder may elect to withdraw all of the Subject Shares.

(c)            The Stockholder acknowledges and agrees that Purchaser’s obligation to accept for payment Shares tendered into the Offer, including any Subject Shares tendered by the Stockholder, is subject to the terms and conditions of the Merger Agreement.

(d)            If the Merger Agreement is terminated prior to the acceptance of the Subject Shares tendered in the Offer, Parent and Purchaser shall promptly and in any event no later than five (5) business days return, and shall cause the Depository Agent to promptly and in any event no later than five (5) business days return, all tendered Subject Shares to the Stockholder in accordance with the Merger Agreement.

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(e)            At any annual or special meeting of the stockholders of the Company, and at any adjournment or postponement thereof, or in connection with any action proposed to be taken by written consent of the stockholders of the Company or circumstances where the vote of the Company’s stockholders is sought, the Stockholder shall (or shall cause the applicable holder of record to) irrevocably and unconditionally be present (in person or by proxy) and vote, or exercise his right to consent with respect to, all Subject Shares (i) for the adoption of the Merger Agreement, in the event any vote or consent of the stockholders of the Company is required to adopt the Merger Agreement, approve the Merger or otherwise approve any of the transactions contemplated by the Merger Agreement; (ii) for any matter necessary to the consummation of the transactions contemplated by the Merger Agreement and considered and voted upon by the stockholders of the Company; (iii) against any action or agreement that is intended or would reasonably be expected to result in a breach of any covenant, representation or warranty or any other obligation or agreement of the Company contained in the Merger Agreement, or of the Stockholder contained in this Agreement, or result in any of the conditions set forth in Section 7 or Annex I of the Merger Agreement not being satisfied on or before the End Date; (iv) against any change in the Board of Directors; (v) against any Acquisition Proposal, any Product Transaction Proposal or any action which is a component of any Acquisition Proposal or any Product Transaction Proposal; (vi) against the adoption of any Specified Agreement; (vii) against any extraordinary corporate transaction, such as a merger, consolidation or other business combination involving the Company (other than the Merger); (viii) against any sale, lease, license or transfer of a material amount of assets (including Intellectual Property Rights and capital stock of Subsidiaries of the Company) of any Acquired Company or any reorganization, recapitalization or liquidation of any Acquired Company; (ix) against any change in the present authorized capitalization of the Company or any amendment or other change to the Company’s organization documents, including any amendment to the certificate of incorporation that would authorize any additional shares or classes of shares of capital stock or change in any manner the rights and privileges, including voting rights, of any class of the Company’s capital stock; (x) against any other plan, proposal, arrangement, action, agreement or transaction involving any Acquired Company that is intended, or would reasonably be expected, to impede, interfere with, delay, postpone, adversely affect or prevent the consummation of the Offer, the Merger or the other transactions contemplated by the Merger Agreement; and (xi) against any commitment or agreement to take any action inconsistent with any of the preceding clauses (i) through (x).

(f)            For so long as this Agreement has not been validly terminated in accordance with its terms, the Stockholder hereby irrevocably appoints Parent (and any Person or Persons designated by Parent) as its attorney-in-fact and proxy with full power of substitution and re-substitution, to the full extent of the Stockholder’s voting rights with respect to all Subject Shares (which proxy is irrevocable (and as such shall survive and not be affected by the death, incapacity, mental illness or insanity of the Stockholder) and which appointment is coupled with an interest, including for purposes of Section 212 of the DGCL) to vote (or issue instructions to the record holder to vote), and to execute (or issue instructions to the record holder to execute) written consents with respect to, all Subject Shares in accordance with the provisions of Section 3(e). This proxy is coupled with an interest, was given to secure the obligations of the Stockholder under Section 3(e), was given in consideration of and as an additional inducement of Parent and Purchaser to enter into the Merger Agreement and shall be irrevocable, and the Stockholder agrees to execute any further agreement or form reasonably necessary or appropriate to confirm and effectuate the grant of the proxy contained herein and hereby revokes any proxy previously granted by the Stockholder with respect to the Subject Shares. Such proxy shall not be terminated by operation of any Legal Requirement or upon the occurrence of any other event other than upon the valid termination of this Agreement in accordance with its terms, at which time such proxy shall automatically terminate. Parent may terminate this proxy with respect to the Stockholder at any time at its sole election by written notice provided to the Stockholder.

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SECTION 4.     No Transfer; Other Actions.

(a)            Prior to the termination of this Agreement, except as otherwise provided herein (including pursuant to Section 3), the Stockholder shall not, directly or indirectly: (i) transfer, assign, sell (including short sell), gift, hedge, pledge, grant a participation interest in, hypothecate or otherwise dispose of (whether by sale, liquidation, dissolution, dividend or distribution), enter into any derivative arrangement with respect to, create or permit to exist any Encumbrances (other than Permitted Encumbrances) on, or consent to any of the foregoing (collectively, “Transfer”), any or all of the Subject Shares, Subject Option / RSUs, Subject Restricted Shares or any other securities of the Company or any right or interest therein (“Subject Securities”) (for the avoidance of doubt, any Shares issued upon the exercise of any Subject Option / RSUs or Subject Restricted Shares that cease to be subject to any forfeiture or vesting conditions, in each case shall be subject to the restrictions set forth in this Section 4(a)); (ii) enter into any contract, option or other agreement, arrangement or understanding with respect to any such Transfer; (iii) grant or permit the grant of any proxy, power-of-attorney or other authorization or consent in or with respect to any Subject Security; (iv) deposit or permit the deposit of any of the Subject Shares into a voting trust, or enter into a voting agreement, understanding or arrangement with respect to any Subject Security; or (v) take or permit any other action that would in any way restrict, limit or interfere with the performance of the Stockholder’s obligations hereunder or the transactions contemplated hereby or otherwise make any representation or warranty of the Stockholder herein untrue or incorrect in any material respect. Any action taken in violation of the foregoing sentence shall be null and void ab initio and the Stockholder agrees that any such prohibited action may and shall be enjoined and authorizes Parent to direct the Company to impose stop orders to prevent the Transfer of any Subject Securities on the books of the Company in violation of this Agreement.

(b)            Notwithstanding the foregoing, the Stockholder may make (i) (A) Transfers of Subject Shares by will, (B) Transfers for estate planning purposes or (C) Transfers for charitable purposes or as charitable gifts or donations of up to one percent (1%) of the Subject Shares, but only if (and any such Transfer shall be null and void ab initio unless), in each of the cases described in this clause (i), the transferee executes and delivers to Parent and Purchaser an agreement to be bound by this Agreement as a “Stockholder” prior to the consummation of any such Transfer in a form reasonably acceptable to Parent and Purchaser, and (ii) Transfers of Subject Securities as Parent may otherwise agree in writing in its sole discretion. The Stockholder agrees that (x) this Agreement and the obligations hereunder shall attach to the Subject Securities and shall be binding upon any Person to which legal or beneficial ownership of any Subject Securities shall pass, whether by operation of law or otherwise, including its successors or assigns and (y) other than as permitted by this Agreement, the Stockholder shall not request that the Company register the Transfer (book-entry or otherwise) of any certificate or uncertificated interest representing any or all of the Subject Securities. Notwithstanding any Transfer, the Stockholder shall remain liable for the performance of all of his obligations under this Agreement.

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(c)            The Stockholder agrees that he shall not, and shall cause each of his Affiliates not to, acquire, offer or propose to acquire or agree to acquire, directly or indirectly, whether by purchase, take-over bid, tender or exchange offer, through the acquisition of control of another person, by joining a partnership, limited partnership, syndicate or other group (including any group of persons that would be treated as a single “person” under Section 13(d) of the Exchange Act), through swap or hedging transactions or otherwise, any additional securities (or options, rights or warrants to purchase, securities convertible into or exchangeable for, or securities the value of which is determined in substantial part based on the value of, such securities) of the Company (other than the acquisition of Shares upon the exercise or settlement of a Subject Option / RSU). The Stockholder agrees that he shall not, and shall cause each of his Affiliates not to, become a member of a “group” (as that term is used in Section 13(d) of the Exchange Act) with respect to any Subject Shares, warrants or any other voting securities of the Company for the purpose of opposing or competing with the transactions contemplated by the Merger Agreement. The Stockholder shall promptly (but in any event within one business day) advise Parent of any Acquisition Proposal or Product Transaction Proposal received by the Stockholder or any of his Affiliates, the material terms and conditions of any such Acquisition Proposal or Product Transaction Proposal (including any material changes thereto) and the identity of the Person making any such Acquisition Proposal or Product Transaction Proposal.

(d)            The Stockholder irrevocably and unconditionally (i) waives and agrees not to exercise any appraisal rights in respect of the Subject Shares that may arise with respect to the Merger and (ii) agrees not to commence or join or participate in, and agrees to take all actions necessary to opt out of any class in any class action with respect to, any claim, derivative or otherwise, against Parent, Purchaser, the Company or any of their respective successors (A) challenging the validity of, or seeking to enjoin or delay the operation of, any provision of this Agreement or the Merger Agreement (including any claim seeking to enjoin or delay the acceptance of the Offer or the Closing) or (B) alleging a breach of any duty of any Person in connection with the Merger Agreement, this Agreement or the transactions contemplated hereby or thereby.

SECTION 5.     Non-Solicitation.

(a)            From and after the date of this Agreement, except as otherwise permitted pursuant to the Merger Agreement, the Stockholder agrees that he and his Affiliates (for purposes of this Agreement, the Company shall not be deemed to be an Affiliate of the Stockholder) shall not, and shall cause his or their Representatives not to, directly or indirectly engage in any conduct prohibited by Section 5.3 of the Merger Agreement.

(b)            Notwithstanding anything to the contrary in this Agreement, solely to the extent the Company is permitted to take the actions set forth in Section 5.3(b) of the Merger Agreement with respect to an Acquisition Proposal or Product Transaction Proposal, the Stockholder will be free to participate in any discussions or negotiations regarding such Acquisition Proposal or Product Transaction Proposal with the Person making such Acquisition Proposal or Product Transaction Proposal, provided that (i) the Stockholder has not breached this Section 5 and (ii) such action by the Stockholder would be permitted to be taken by the Company pursuant to Section 5.3(b) of the Merger Agreement.

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SECTION 6.     Further Assurances. The Stockholder shall execute and deliver any additional documents and take such further actions as may be reasonably necessary to carry out all of the provisions hereof, including the Stockholder’s obligations under this Agreement.

SECTION 7.     Termination.

(a)            This Agreement shall terminate automatically as of the earliest to occur of (i) the termination of the Merger Agreement in accordance with its terms; (ii) the Effective Time; (iii) the mutual written consent of Parent and the Stockholder; (iv) the termination of this Agreement by written notice from Parent to the Stockholder; and (v) the entry without the prior written consent of the Stockholder into any amendment, waiver or modification to the Merger Agreement or any waiver of any of the Company’s rights under the Merger Agreement, in each case, that results in: (A) a decrease in the face value, or a change in the form, of the Offer Price (except as permitted under the Merger Agreement), provided that for the avoidance of doubt, any revisions to the CVR Agreement requested by the Rights Agent thereunder that are not, individually or in the aggregate, detrimental to any CVR holder shall not constitute a change in the form of the Offer Price under this clause (A), (B) an extension of the End Date (other than in accordance with the terms of the Merger Agreement) or (C) the imposition of conditions to the Offer other than those set forth in Section 7 of, or Annex I to, the Merger Agreement.

(b)            Upon termination of this Agreement, no party shall have any further obligations or liabilities under this Agreement; provided, however, that (i) nothing set forth in this Section 7 shall relieve any party from liability for fraud or willful and material breach of this Agreement and (ii) Section 7, Section 8 and Section 11 shall survive the termination of this Agreement.

SECTION 8.     Expenses. All fees and expenses incurred in connection this Agreement and the transactions contemplated hereby shall be paid by the party incurring such fees or expenses, whether or not the Offer or the Merger is consummated.

SECTION 9.     Public Announcements. The Stockholder shall not, and the Stockholder shall not authorize his Representatives to, directly or indirectly, make any press release, public announcement or other public communication in respect of this Agreement or the Merger Agreement or any of the transactions contemplated hereby or thereby without the prior written consent of Parent, except as required by applicable federal securities laws (provided that reasonable advance notice of any such disclosure will be provided to Parent). The Stockholder hereby: (a) consents to and authorizes the publication and disclosure by Parent, Purchaser and the Company (including in any press release, disclosure document and the Schedule TO, the Schedule 14D--9 or any other publicly filed documents relating to the Merger, the Offer or any other transaction contemplated by the Merger Agreement) of (i) the Stockholder’s identity, (ii) the Stockholder’s ownership of the Subject Shares and (iii) the nature of the Stockholder’s commitments, arrangements and understandings under this Agreement (including filing this Agreement as an exhibit to any publicly filed documents relating to the Merger, the Offer or any other transaction contemplated by the Merger Agreement), and any other information that Parent, Purchaser or the Company determines to be necessary in any SEC disclosure document in connection with the Offer, the Merger or any of the other transactions contemplated by the Merger Agreement or pursuant to any Legal Requirement; and (b) agrees to supply Parent as promptly as practicable any information Parent may reasonably require for the preparation of any disclosure documents and to notify Parent, Purchaser and the Company of any required corrections with respect to any written information supplied by the Stockholder specifically for use in any such disclosure document.

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SECTION 10.     Adjustments. In the event that, between the date of this Agreement and the Effective Time, (a) the outstanding Shares are changed into a different number or class of shares by reason of any stock split, division or subdivision of shares, stock dividend, reverse stock split, consolidation of shares, reclassification, recapitalization or other similar transaction, or (b) the Stockholder shall become the beneficial owner of any additional Shares, then the terms of this Agreement shall apply to the Shares held by the Stockholder immediately following the effectiveness of the events described in clause (a) or the Stockholder becoming the beneficial owners thereof as described in clause (b), as though, in either case, they were Subject Shares hereunder.

SECTION 11.     Miscellaneous.

(a)            Notices. Any notice or other communication required or permitted to be delivered to any party hereunder shall be in writing and shall be deemed properly delivered, given and received (i) upon receipt when delivered by hand, (ii) two (2) business days after being sent by registered mail or by courier or express delivery service, (c) if sent by email transmission prior to 6:00 p.m. recipient’s local time, upon transmission or (d) if sent by email transmission after 6:00 p.m. recipient’s local time, the business day following the date of transmission; provided that in each case the notice or other communication is sent to the physical address or email address, as applicable, set forth beneath the name of such party below (or to such other physical address or email address as such party shall have specified in a written notice given to the other parties hereto):

If to the Stockholder, to the physical address or email address set forth on the Stockholder’s signature page.

If to Parent or Purchaser, to:

Berlin-Chemie AG
Glienicker Weg 125 D-12489
Berlin, Germany
Attn:     Thomas Olschewski
Email:   tolschewski@menarini-berlin.de

and

Mercury Merger Sub, Inc.
c/o A. Menarini - Industrie Farmaceutiche Riunite S.r.l
Via Sette Santi, 1 – 50131
Firenze (Firenze) Italy
Attn:     Sergio Chellini
Email:   schellini@menarini.it

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and with a copy to (which shall not constitute notice):

Fried, Frank, Harris, Shriver & Jacobson LLP

One New York Plaza

New York, NY 10004

Attn:     Philip Richter

Maxwell Yim

Email:  philip.richter@friedfrank.com

maxwell.yim@friedfrank.com

(b)            Waiver. No failure on the part of any party hereto to exercise any power, right, privilege or remedy under this Agreement, and no delay on the part of any party hereto in exercising any power, right, privilege or remedy under this Agreement, shall operate as a waiver of such power, right, privilege or remedy; and no single or partial exercise of any such power, right, privilege or remedy shall preclude any other or further exercise thereof or of any other power, right, privilege or remedy. No party shall be deemed to have waived any claim arising out of this Agreement, or any power, right, privilege or remedy under this Agreement, unless the waiver of such claim, power, right, privilege or remedy is expressly set forth in a written instrument duly executed and delivered on behalf of such party; and any such waiver shall not be applicable or have any effect except in the specific instance in which it is given.

(c)            Entire Agreement; Counterparts. This Agreement, the Merger Agreement and the other agreements and schedules referred to herein and therein constitute the entire agreement and supersede all contemporaneous and prior agreements and understandings, both written and oral, among or between any of the parties hereto, with respect to the subject matter hereof and thereof. This Agreement may be executed in several counterparts, each of which shall be deemed an original and all of which shall constitute one and the same instrument. The exchange of a fully executed Agreement (in counterparts or otherwise) by PDF shall be sufficient to bind the parties hereto to the terms and conditions of this Agreement.

(d)            No Third-Party Beneficiaries. Nothing in this Agreement, express or implied, is intended to or shall confer upon any Person (other than the parties hereto) any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement. The representations and warranties in this Agreement are the product of negotiations among the parties hereto and are for the sole benefit of such parties and, in some instances, the representations and warranties in this Agreement may represent an allocation among the parties hereto of risks associated with particular matters regardless of the knowledge of any of the parties. Consequently, Persons other than the parties hereto may not rely on the representations and warranties in this Agreement as characterizations of actual facts or circumstances as of the date of this Agreement or as of any other date.

(e)            Applicable Legal Requirements; Jurisdiction; Specific Performance; Remedies.

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(i)            This Agreement and any disputes arising from or relating to this Agreement (whether based in contract, tort, or otherwise) shall be governed by, and construed in accordance with, the laws of the State of Delaware, regardless of the laws that might otherwise govern under applicable principles of conflicts of laws thereof. In any action or proceeding arising out of or relating to this Agreement: (A) each of the parties hereto irrevocably and unconditionally consents and submits to the exclusive jurisdiction and venue of the Court of Chancery of the State of Delaware and any state appellate court therefrom or, if (but only if) such court lacks subject matter jurisdiction, the United States District Court sitting in New Castle County in the State of Delaware and any appellate court therefrom (collectively, the “Delaware Courts”); and (B) each of the parties hereto irrevocably consents to service of process by first class certified mail, return receipt requested, postage prepaid, to the address at which such party is to receive notice in accordance with Section 11(a). Each of the parties hereto irrevocably and unconditionally (1) agrees not to commence any such action or proceeding except in the Delaware Courts, (2) agrees that any claim in respect of any such action or proceeding may be heard and determined in the Delaware Courts, (3) waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the jurisdiction or laying of venue of any such action or proceeding in the Delaware Courts and (4) waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in the Delaware Courts. The parties hereto agree that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by applicable Legal Requirements; provided, however, that nothing in the foregoing shall restrict any party’s rights to seek any post-judgment relief regarding, or any appeal from, such final trial court judgment.

(ii)            The parties agree that irreparable damage for which monetary damages, even if available, would not be an adequate remedy, would occur in the event that the parties hereto do not perform their obligations under the provisions of this Agreement in accordance with its specified terms or otherwise breach such provisions. The parties acknowledge and agree that (A) the parties shall be entitled to an injunction or injunctions, specific performance, or other equitable relief, to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof in the courts described in this Section 11(e) without proof of damages or otherwise, this being in addition to any other remedy to which they are entitled under this Agreement and (B) the right of specific performance is an integral part of the transactions contemplated by this Agreement and without that right, the parties hereto would not have entered into this Agreement. Each of the parties hereto agrees that it will not oppose the granting of an injunction, specific performance and other equitable relief on the basis that the other party or parties hereto have an adequate remedy at law or an award of specific performance is not an appropriate remedy for any reason at law or equity. The parties hereto acknowledge and agree that any party seeking an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in accordance with this Section 11(e) shall not be required to provide any bond or other security in connection with any such order or injunction.

(iii)            EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING BETWEEN THE PARTIES HERETO ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

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(f)            Assignment. This Agreement shall be binding upon, and shall be enforceable by and inure solely to the benefit of, the parties hereto and their respective successors and permitted assigns; provided, however, that neither this Agreement nor any of the rights hereunder may be assigned without the prior written consent of the other parties hereto, and any attempted assignment of this Agreement or any of such rights without such consent shall be void and of no effect; provided, further, however, that Parent or Purchaser may assign its rights under this Agreement to any one or more Affiliates at any time so long as Parent provides the other parties hereto with prior written notice of such assignment; provided that no such assignment shall relieve Parent of its obligations hereunder.

(g)            Severability. Any term or provision of this Agreement that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions of this Agreement or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction. If a final judgment of a court of competent jurisdiction declares that any term or provision of this Agreement is invalid or unenforceable, the parties hereto agree that the court making such determination shall have the power to limit such term or provision, to delete specific words or phrases or to replace such term or provision with a term or provision that is valid and enforceable and that comes closest to expressing the intention of the invalid or unenforceable term or provision, and this Agreement shall be valid and enforceable as so modified. In the event such court does not exercise the power granted to it in the prior sentence, the parties hereto agree to replace such invalid or unenforceable term or provision with a valid and enforceable term or provision that will achieve, to the extent possible, the economic, business and other purposes of such invalid or unenforceable term or provision.

(h)            Amendment. Subject to applicable Legal Requirement and except as otherwise provided in this Agreement, this Agreement may be amended, modified and supplemented by written agreement of the parties hereto. This Agreement may not be amended except by an instrument in writing signed on behalf of each of the parties hereto.

(i)            Interpretations. For purposes of this Agreement, the parties agree that: (i) whenever the context requires, the singular number shall include the plural, and vice versa; (ii) the masculine gender shall include the feminine and neuter genders; the feminine gender shall include the masculine and neuter genders; and the neuter gender shall include masculine and feminine genders; (iii) the word “extent” in the phrase “to the extent” means the degree to which a subject or other thing extends, and does not simply mean “if’; (iv) the words “include” and “including,” and variations thereof, shall not be deemed to be terms of limitation, but rather shall be deemed to be followed by the words “without limitation;” (v) the meaning assigned to each capitalized term defined and used in this Agreement is equally applicable to both the singular and the plural forms of such term, and words denoting any gender include all genders; (vi) where a word or phrase is defined in this Agreement, each of its other grammatical forms has a corresponding meaning unless the context otherwise requires; (vii) a reference to any specific Legal Requirement or to any provision of any Legal Requirement includes any amendment to, and any modification, re-enactment or successor thereof, any legislative provision substituted therefor and all rules, regulations and statutory instruments issued thereunder or pursuant thereto, except that, for purposes of any representations and warranties in this Agreement that are made as a specific date, references to any specific Legal Requirement will be deemed to refer to such legislation or provision (and all rules, regulations and statutory instruments issued thereunder or pursuant thereto) as of such date; (viii) references to any agreement or Contract are to that agreement or Contract as amended, modified or supplemented as of the date hereof or, thereafter from time to time; (ix) they have been represented by legal counsel during the negotiation and execution and delivery of this Agreement and therefore waive the application of any Legal Requirement, holding or rule of construction providing that ambiguities in an agreement or other document will be construed against the party drafting such agreement or document; and (x) the word “or” shall not be exclusive (i.e., “or” shall be deemed to mean “and/or”). Except as otherwise indicated, all references in this Agreement to “Sections” and “Schedules” are intended to refer to Sections of this Agreement and Schedules to this Agreement. The headings contained in this Agreement are for convenience of reference only, shall not be deemed to be a part of this Agreement and shall not be referred to in connection with the construction or interpretation of this Agreement. All references to “Dollars” or “$” are to United States Dollars, unless expressly stated otherwise.

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(j)            Capacity as Stockholder. The Stockholder signs this Agreement solely in the Stockholder’s capacity as the beneficial owner of Subject Securities, and not in the Stockholder’s capacity as a director, officer or employee of the Company or any of its Subsidiaries or in the Stockholder’s capacity as a trustee or fiduciary of any employee benefit plan or trust. Notwithstanding anything herein to the contrary, nothing herein shall in any way restrict a director or officer of the Company in the reasonable exercise of his or her fiduciary duties as a director or officer of the Company or in his or her capacity as a trustee or fiduciary of any employee benefit plan or trust or prevent or be construed to create any obligation on the part of any director or officer of the Company or any trustee or fiduciary of any employee benefit plan or trust from taking any action in his or her capacity as such director, officer, trustee or fiduciary.

(k)            Notices of Certain Events. The Stockholder shall notify Parent of any development occurring after the date hereof that causes, or that would reasonably be expected to cause, any breach of any of the representations and warranties of the Stockholder set forth in Section 1.

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

BERLIN-CHEMIE AG

By:
Name:	Elcin Barker Ergun
Title:	Authorized Signatory

[Signature Page to the Tender and Support Agreement]

MERCURY MERGER SUB, INC.

By:
Name:	Sergio Chellini
Title:	Secretary

[Signature Page to the Tender and Support Agreement]

STOCKHOLDER:

By:
[STOCKHOLDER]

Address: [•]

Email: [•]

[Signature Page to the Tender and Support Agreement]

Schedule I

Stockholder	Number of Common Shares (excluding Restricted Shares)	Number of Restricted Shares	Number of Company Options	Number of Shares Underlying Company RSUs

[Schedule I to the Tender and Support Agreement]